                                                                   Exhibit 10.12

                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT ("FIRST AMENDMENT") is made and entered into this 22nd day of July, 2005, by and between NOBLEGENE DEVELOPMENT,
LLC, a Tennessee limited liability company ("LANDLORD") and BIOMIMETIC
PHARMACEUTICALS, INC., a Delaware corporation ("TENANT").

                                    RECITALS:

     WHEREAS, Landlord has leased to the Tenant certain premises (the "LEASED
PREMISES") in the Cool Springs Life Sciences Center Building One (the
"BUILDING") as more particularly described in that certain Lease Agreement dated
April 22, 2004 between Landlord and Tenant (the "LEASE"); and

     WHEREAS, Landlord and Tenant have mutually agreed to amend the description of the Leased Premises contained in the Lease to include within the Leased
Premises approximately one-half (1/2) of the leaseable area on the first floor of the Building.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

     1. AMENDMENT OF LEASED PREMISES. The Leased Premises under the Lease is hereby amended to include the additional space composed of 7568 rentable square feet and 6,076 useable square feet as shown on the drawing attached hereto as
Schedule 1 hereto which is incorporated herein by reference. In this connection,
Exhibit A to the Lease referenced in Section 1.1 (a) is hereby deleted and the
"AMENDED EXHIBIT A" attached hereto as Schedule 2 is inserted in lieu thereof.
After giving affect to the First Amendment, the parties acknowledge and agree that the Leased Premises shall be comprised of an aggregate of 23,147 rentable square feet and 21,366 useable square feet. Accordingly, the annual Base Rent shall be payable in twelve (12) equal monthly installments of Thirty Three
Thousand Seven Hundred Fifty Six and Four Cents ($33,756.04).

     2. RATIFICATION OF LEASES. Except as otherwise set forth in Section 1 above, the Lease remains unchanged and is hereby ratified and confirmed as of the date first above written.

                            [SIGNATURES ON NEXT PAGE]

                                        1

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease
Agreement as of the day and date first above written.

                                        "LANDLORD":

                                        NOBLEGENE DEVELOPMENT, LLC, a
                                        Tennessee limited liability company

                                        By: /s/ John Weckesser
                                            ------------------------------------
                                        Its: President

                                        "TENANT":

                                        BIOMIMENTIC PHARMACEUTICALS, INC., a
                                        Delaware corporation

                                        By: /s/ Samuel Lynch
                                            ------------------------------------
                                        Its: President
                                             -----------------------------------

                                        2

                                   SCHEDULE 1

          DEPICTION OF FIRST FLOOR SPACE TO BE ADDED TO LEASED PREMISES

                                  [MAP OMITTED]

The rentable area of an office on the floor shall be computed by multiplying the usable area of that office by the quotient of the division of the rentable area of the floor by the usable area of the floor resulting in the "R/U Ratio"

                                   SCHEDULE 2

              ALL SPACES SUBJECT TO LEASE AGREEMENT AFTER AMENDMENT

                             (FIRST FLOOR RENTABLE)

                                  [MAP OMITTED]

The rentable area of an office on the floor shall be computed by multiplying the usable area of that office by the quotient of the division of the rentable area of the floor by the usable area of the floor resulting in the "R/U Ratio"

                             SCHEDULE 2 (CONTINUED)

              ALL SPACES SUBJECT TO LEASE AGREEMENT AFTER AMENDMENT

                              (FIRST FLOOR USABLE)

                                  [MAP OMITTED]

                             SCHEDULE 2 (CONTINUED)

              ALL SPACES SUBJECT TO LEASE AGREEMENT AFTER AMENDMENT

                             (SECOND FLOOR RENTABLE)

                                  [MAP OMITTED]

                             SCHEDULE 2 (CONTINUED)

             ALL SPACES SUBJECT TO LEASE AGREEMENT AFTER AMENDMENT

                              (SECOND FLOOR USABLE)

                                  [MAP OMITTED]